UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 22, 2007
                  ---------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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            (Exact Name of Registrant as Specified in its Charter)


           Washington                 000-22418               91-1011792
           ----------                 ---------               ----------
  (State or Other Jurisdiction  (Commission File No.)       (IRS Employer
        of Incorporation)                                Identification No.)


                   2111 N. Molter Road, Liberty Lake, WA 99019
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2007, the Board of Directors of Itron, Inc. (Itron) amended the Long-Term Performance Plan to replace restricted stock with restricted stock units. A restricted stock unit provides the right to receive one share of Itron common stock (at a specified future date), subject to vesting restrictions.

On February 24, 2007, Ambassador Thomas S. Foley retired from the Board of Directors of Itron. Ambassador Foley advised the Board that he could not participate fully in the Board's required attendance and deliberative processes. Ambassador Foley will, however, become a consultant to the Company and advise the Company on international business matters.


Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit Number        Description
----------------      ----------------------------------------------------------

10.1 Amended Long-Term Performance Plan dated February 22, 2007 between Itron, Inc. and certain of its executive officers.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   ITRON, INC.

Dated:  February 28, 2007          By:       /s/ Steven M. Helmbrecht
                                      ------------------------------------------
                                   Steven M. Helmbrecht
                                   Sr. Vice President and Chief Financial
                                   Officer

                                  EXHIBIT INDEX

Exhibit Number        Description
----------------      ----------------------------------------------------------

10.1 Amended Long-Term Performance Plan dated February 22, 2007 between Itron, Inc. and certain of its executive officers.